                                                                  Exhibit  10.39


                       COMMON STOCK REPURCHASE AGREEMENT


     This Common Stock Repurchase Agreement (the "Agreement") is made as of November 13, 2000 by and between HealthCentral.com., a Delaware corporation (the "Company"), and C. Fred Toney (the "Seller").

                                    RECITALS
                                    --------

     The Company and the Seller desire to enter into this Agreement to provide for the repurchase by the Company of 312,500 shares of the Company's Common Stock (the "Shares") for a purchase price of $1.384 per share, or an aggregate amount of $432,500.00. The purchase price shall be paid by cancellation of two promissory notes executed by the Seller in favor of the Company dated July 12, 1999 for the aggregate principal amount of $400,000.00 and accrued interest of $32,500.00, attached hereto as Exhibit A (the "Notes").
                               ---------

     In consideration of the mutual promises contained herein, the parties agree as follows:

     1.  Repurchase of Stock.  The Seller hereby agrees to sell to the Company
         -------------------
and the Company agrees to purchase from the Seller the Shares, with the purchase price for the Shares to be paid as described above. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the principal office of the Company as of the effective date of this Agreement. As of the Closing, the Seller will deliver to the Company an executed stock assignment in the form attached hereto as Exhibit B, and the Company shall be entitled to take
                            ---------
all steps necessary to transfer the Shares to the Company, including without limitation cancellation of the certificates representing the Shares.

     2.  Representations by Seller.  In connection with the Closing of the sale
         -------------------------
of the Shares to the Company, the Seller represents and warrants to the Company the following:

         (a) Seller has good, absolute and valid title to the Shares free and clear of all liens, encumbrances, claims and restrictions of any kind, except those set forth in the Notes and Stock Purchase Agreement attached as Exhibit C
                                                                      ---------
hereto. The Shares are fully paid and nonassessable.

         (b) Seller has the absolute and unrestricted right, power and authority to sell, transfer and assign the Shares to the Company pursuant to this Agreement. No consent, approval or authorization of or notice to any third party is necessary in connection with the sale, purchase or delivery of the Shares.

         (c) Seller is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company and the sale of the Shares to the Company to reach an informed and knowledgeable decision to sell the Shares to the Company.

     3.  Miscellaneous.
         -------------

         (a) This Agreement may be amended only by written agreement between the Company and the Seller.

         (b) This Agreement shall be governed by and construed under the laws of the State of California.

         (c) This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them.

         (d) The Seller agrees that his rights and obligations under this Agreement may not be transferred or assigned directly or indirectly. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         (e) This Agreement may be executed in counterparts, each of which shall be deemed an original.

         (f) Both parties agree to execute any additional documents necessary to carry out the purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.


HEALTHCENTRAL.COM.

By:              /s/  Patricia Fukami                                      /s/ C. Fred Toney
         -----------------------------------                    --------------------------------------
Title:           Director of Finance and                                   C. Fred Toney

                    Administration
         -----------------------------------

                                   EXHIBIT A

                                PROMISSORY NOTES

                                PROMISSORY NOTE
                                ---------------

$100,000                                                 Emeryville , California
 -------                                                 -----------------------
                                                         July 12, 1999
                                                         -------------


     For value received, the undersigned promises to pay HealthCentral.com, a California corporation ( the "Company") , at its principal office the principal sum of $100,000 with interest from the date hereof at a rate of 5.74% per
        -------                                                 ----
annum, compounded semiannually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on the fourth anniversary of the date of this Note, subject to acceleration as provided below.

     If the undersigned's employment or consulting relationship with the Company is terminated prior to payment in full of this Note, this Note shall be immediately due and payable.

     Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.

     Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest and notice of nonpayment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.

                                                 /s/  C. Fred Toney
                                                 ----------------------------
                                                      C. Fred Toney

                                PROMISSORY NOTE
                                ---------------

$300,000                                                 Emeryville , California
 -------                                                 -----------------------
                                                         July 12, 1999
                                                         -----------------------


     For value received, the undersigned promises to pay HealthCentral.com, a California corporation ( the "Company") , at its principal office the principal sum of $300,000 with interest from the date hereof at a rate of 5.74% per
        -------                                                 ----
annum, compounded semiannually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on the fourth anniversary of the date of this Note, subject to acceleration as provided below.

     If the undersigned's employment or consulting relationship with the Company is terminated prior to payment in full of this Note, this Note shall be immediately due and payable.

     Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.



     Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest and notice of nonpayment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.

                                             /s/  C. Fred Toney
                                           ------------------------------
                                             C. Fred Toney

                                   EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED I, C. Fred Toney, hereby sell, assign and transfer unto HealthCentral.com. a total of three hundred twelve thousand and five hundred (312,500) shares of the Common Stock of Healthcentral.com, standing in my name on the books of said corporation represented by Certificates Nos. HCN 160 for 234,375 shares and HCN 161 for 78,125 shares herewith and do hereby irrevocably constitute and appoint U.S. Stock Transfer Corporation to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  November 13, 2000

                                          Signature:  /s/  C. Fred Toney
                                                    ----------------------------
                                                      C. Fred Toney



This Assignment Separate from Certificate was executed in conjunction with the terms of a Common Stock Repurchase Agreement between the above assignor and HealthCentral.com dated November 13, 2000.